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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 6, 2000
                                                 -----------------------

                   Vitesse Semiconductor Corporation
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           (Exact name of Registrant as Specified in Charter)
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         Delaware                    0-19654              77-0138960
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
(State or Other Jurisdiction     (Commission File        (IRS Employer
    of Incorporation)                 Number)          Identification No.)
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741 CALLE PLANO, CAMARILLO, CALIFORNIA                     93012
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (805) 388-3700
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Item 5.  Other Events.

     The Registrant announced on March 6, 2000 that it anticipates offering $600,000,000 in aggregate principal amount of convertible subordinated debentures due 2005 in a private placement transaction. The debentures will be convertible into the registrant's common stock. The net proceeds from the offering, after payment of selling commissions and discounts, and other expenses of the offering, are expected to be used for general corporate purposes, such as product development, sales and marketing, capital expenditures, and potential future acquisitions.

     A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release Dated March 6, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2000


                               /s/ Eugene Hovanec
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                            Name:  Eugene Hovanec
                            Title: Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS


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EXHIBIT
NUMBER        DESCRIPTION
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
99.1          Press Release Dated March 6, 2000
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